UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006 (November 5, 2006)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 5, 2006,  Abbott Laboratories (“Abbott”) and Abbott’s wholly-owned subsidiary, Parthenon Acquisition Corp. f/k/a S&G Nutritionals, Inc. (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”) with Kos Pharmaceuticals, Inc. (“Kos”), pursuant to which Abbott, through Merger Sub, will commence an offer to purchase all the outstanding shares of Kos (“Kos Shares”) at a purchase price of $78 per share in cash (the “Offer”).  Following the consummation of the Offer, Merger Sub will merge with and into Kos (the “Merger”). The Merger Agreement includes customary representations, warranties and covenants by the respective parties.

Consummation of the Offer and the Merger are subject to customary closing conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The consummation of the Offer is conditioned on Abbott acquiring a majority of the Kos Shares.  Because the controlling shareholder of Kos, Michael Jaharis, and other shareholders of Kos identified below, who collectively own approximately 53% of the Kos Shares, have committed to tender or otherwise directly or indirectly sell their Kos Shares to Abbott in connection with the Offer, satisfaction of this condition is assured, unless the Kos Board of Directors withdraws its recommendation of the Offer in accordance with the Merger Agreement.  If the Kos Board of Directors withdraws its recommendation, then consummation of the Offer also requires that holders of a majority of the Kos Shares owned by shareholders other than Michael Jaharis and the other shareholders identified below tender their shares to Abbott.

Under a Shareholders Agreement, dated as of November 5, 2006 (the “Shareholders Agreement”), among Abbott and Michael Jaharis, Mary Jaharis, Kathryn Jaharis, Steven Jaharis, Wilson Point Holdings, LP, Cubs Management, LLC, Jaharis Holdings, LLC, Steven Jaharis Generational Trust, 2002 Mary Jaharis Grantor Retained Annuity Trust 2, Michael and Mary Jaharis Alaska Community Property Trust, Kathryn Jaharis and Richard Ledes Joint Account, the Jaharis Family Foundation, Inc. and Michael Steven Jaharis Trust 1 (collectively, the “Jaharis Shareholders”), and Kos Investments, Inc. and Kos Holdings, Inc., the Jaharis Shareholders have committed to accept the Offer and to tender all Kos Shares beneficially owned by them, which represents approximately 35% of the outstanding shares of Kos.

Concurrently with the closing of the Offer, pursuant to a Stock Purchase Agreement, dated as of November 5, 2006, among Abbott, Michael Jaharis, Kathryn Jaharis, Steven Jaharis, Daniel Bell and Steven K. Aronoff (the “Stock Purchase Agreement”), Abbott has agreed to purchase 100% of the outstanding stock of Kos Investments, Inc. (“Kos Investments”), which directly and through a wholly owned subsidiary, Kos Holdings, Inc., owns approximately 18% of the Kos Shares.  The total purchase price for Kos Investments will equal the cash amount that would otherwise have been payable in the Offer for the Kos Shares owned by Kos Investments minus any liabilities of Kos Investments.

On November 6, 2006, Abbott issued a press release announcing the execution of the Merger Agreement.  The press release is attached as exhibit 99.3.

Additional Information

The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Abbott will file a tender offer statement with the U.S. Securities and Exchange Commission.  Investors and Kos security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement that will be filed by Kos with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s Web site at www.sec.gov.

Private Securities Litigation Reform Act of 1995 — A Caution Concerning Forward-Looking Statements

Some statements in this report may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995.  Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements including: the tender offer may not be completed or the merger may not be consummated for reasons including because conditions precedent to the completion of the acquisition may not be satisfied. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” and Exhibit 99.1 to our Annual Report on Securities and Exchange Commission Form 10-K for the year ended Dec. 31, 2005 and in Item 1A, “Risk Factors,” to our Quarterly Report on Securities and Exchange Commission Form 10-Q for the period ended March 31, 2006, and are incorporated by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01. Financial Statements and Exhibits.

   (d)        Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 5, 2006, among Abbott Laboratories, Parthenon Acquisition Corp. f/k/a S&G Nutritionals, Inc. and Kos Pharmaceuticals, Inc.

99.1	Stock Purchase Agreement, dated November 5, 2006, among Abbott Laboratories, Michael Jaharis, Kathryn Jaharis, Steven Jaharis, Daniel Bell and Steven K. Aronoff

99.2

Shareholders Agreement, dated as of November 5, 2006, among Abbott Laboratories, Michael Jaharis, Mary Jaharis, Kathryn Jaharis, Steven Jaharis, Wilson Point Holdings, LP, Kos Investments, Inc., Cubs Management, LLC, Kos Holdings, Inc., Jaharis Holdings, LLC, Steven Jaharis Generational Trust, 2002 Mary Jaharis Grantor Retained Annuity Trust 2, Michael and Mary Jaharis Alaska Community Property Trust, Kathryn Jaharis and Richard Ledes Joint Account, the Jaharis Family Foundation, Inc. and Michael Steven Jaharis Trust 1

99.3	Press Release dated November 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABBOTT LABORATORIES

Date: November 9, 2006	By:	/s/ Thomas C. Freyman
Name: Thomas C. Freyman
Title: Executive Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 5, 2006, among Abbott Laboratories, Parthenon Acquisition Corp. f/k/a S&G Nutritionals, Inc. and Kos Pharmaceuticals, Inc.

99.1	Stock Purchase Agreement, dated November 5, 2006, among Abbott Laboratories, Michael Jaharis, Kathryn Jaharis, Steven Jaharis, Daniel Bell and Steven K. Aronoff

99.2

Shareholders Agreement, dated as of November 5, 2006, among Abbott Laboratories, Michael Jaharis, Mary Jaharis, Kathryn Jaharis, Steven Jaharis, Wilson Point Holdings, LP, Kos Investments, Inc., Cubs Management, LLC, Kos Holdings, Inc., Jaharis Holdings, LLC, Steven Jaharis Generational Trust, 2002 Mary Jaharis Grantor Retained Annuity Trust 2, Michael and Mary Jaharis Alaska Community Property Trust, Kathryn Jaharis and Richard Ledes Joint Account, the Jaharis Family Foundation, Inc. and Michael Steven Jaharis Trust 1

99.3	Press Release dated November 6, 2006.